STATE OF IDAHO


I, PETE T. CENARRUSA, Secretary of State of the State of Idaho, hereby certify that I am the custodian of the corporation, limited partnership, and limited liability company records of this State.

I FURTHER CERTIFY That the annexed is a full, true and complete transcript of articles of the corporation of FLEXEMESSAGIN.COM, INC., an Idaho Corporation, received and filed in this office on August 29, 1957, under file number C 29478, including all amendments filed thereto, as appears of record in this office as of this date.


Dated:   August 12, 1999



                                                  /s/ Pete T. Cenarrusa
                                                  ---------------------
                                                      Secretary of State


                                                 By: /s/ Sonya Herold
                                                     --------------------

                                 STATE OF IDAHO

                               DEPARTMENT OF STATE

                          CERTIFICATE OF INCORPORATION


         I, JAS H. YOUNG, Secretary of State of of the State of Idaho, and legal custodian of the corporation records of the State of Iadho, do hereby certify that the original of the articles of incorporation of

                           SILER EQUIPMENT SALES, INC.

was filed in the office of the Secretary on the 29th day of August A.D. One Thousand Nine Hundred Fifty-seven and duly recorded on Film No. 99 of Record of Domestic Corporations, of the State of Idaho, and that the said articles contain the statement of facts required by Section 30- 105, Idaho Code.

         I FURTHER CERTIFY, That the persons executing the articles and their associates and successors are hereby constituted a corporation, by the name hereinbefore stated, for perpetual existence from the date hereof, with its registered office in this State located at Kellogg in the County of Shoebone IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State. Done at Boise City, the Capital of Idaho, this 29th day of August, A.D., 1957.

                                    Secretary of State.

                            ARTICLES OF INCORPORATION

         KNOW ALL MEN BY THESE PRESENTS: That we, the undersigned, all of whom are natural persons of full age and citizens of the United States of America, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of Idaho, and we hereby certify in writing:

                                       I.

         The name of the corporation shall be:

                           SILER EQUIPMENT SALES, INC.

                                       II.

         That the purpose for which this corporation is formed are:

         a. To buy, sell, manufacture, repair, export, import, license, lease, trade, exchange and generally deal in new and used machinery and equipment of all kinds and descriptions including motor driven vehicles of every kind and nature including but not excluding the above mentioned purposes; especially including mining, milling, electrical and electronic equipment, devices and appliances.

         b. To buy, sell and deal in all kinds, forms and combinations of steel, iron or other metals and to transact general steel, iron and metal jobbing, wholesaling and retailing business including scrap metal, engines,. machinery, equipment, materials, supplies, appliances and accessories of every kind and nature.

         c. To construct, equip and maintain garages and service stations for the sale of petroleum products, automotive fuels and supplies of every kind and nature.

         d. To construct, equip and maintain warehouses for the safe-keeping of goods, wares or merchandise.

         e. To acquire, hold, own and transfer, with proper authority, any and all licenses, permits, franchises and agreements necessary or useful in connection with the business of this corporation.

         f. To buy, sell, hold, mortgage and encumber real and personal property in any state or territory necessary for the proper conduct of the business of this corporation.

         g. To invest in, take over, buy, sell, pledge and exchange stock, shares, bonds and securities of this or other companies and to issue debentures and other evidences of indebtedness, and to manage or take over the affairs and conduct the business of other companies under such terms and conditions as may be beneficial to the company.

         h. To do everything necessary, suitable or proper for the accomplishment of any of the purposes or the exercise of any of the powers hereinbefore set forth, and to every act and thing identical to or growing out of, or connected with any of the aforesaid objects or purposes.

         i. To conduct and carry on any and all business of the corporation, and to exercise any and all corporate powers and rights in the State of Idaho, to become qualified if necessary to conduct and carry on any and all business of the corporation in the other states, territories and dependencies of the United States, and in the District of Columbia, and in any and all foreign countries.

                                      III.

         The amount of the capital stock shall be $100,000.00, to consist of 100,000 shares of common stock of the par value of $1.00 per share.


                                      IV.

         The location and post office address of the registered office of the corporation in the State of Idaho is: Kellogg, Shoshone County, Idaho.

                                       V.

         The duration of said corporation is perpetual.

                                       VI.

         The number of directors of said corporation shall not be less than three (3) nor more than five (5) in number.

                                      VII.

         The name and post office address of each of the incorporators and the number of shares and par value of shares subscribed for by each is:

            Name                 Address                             No. Shares                     Par Value
            ----                 -------                             ----------                     ---------
Earl T. Siler                 Kellogg, Idaho                             10                          $10.00
Joss Talkington               Kellogg, Idaho                             10                          $10.00
John J. Peacock               Kellogg, Idaho                             10                          $10.00


         IN WITNESS WHEREOF, we have hereunto set our hands the 26th day of August, 1957.


                                                       /s/ Earl T. Siler
                                                       -----------------
                                                       Earl T. Siler

                                                      /s/ Joss Talkington
                                                      -------------------
                                                      Joss Talkington


                                                      /s/ John J. Peacock
                                                      -------------------
                                                      John J. Peacock

STATE OF IDAHO             )
                           : ss.
COUNTY OF SHOSHONE         )

         On this 26th day of August, 1957, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared EARL T. SILER, JESS TALKINGTON and JOHN J. PEACOCK, known to me to be the persons whose names are subscribed to the within and foregoing instrument and acknowledged to me that they executed the same.


         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ James G. Towler
                                        -------------------
                                        Notary Public for the State of Idaho
                                        Residing at Kellogg, Idaho.

                           CERTIFICATE OF APPOINTMENT
                               OF REGISTERED AGENT

                             -----------------------

KNOW ALL MEN BY THESE PRESENTS:

         That Siler Equipment  Sales,  Inc., an Idaho  corporation,  pursuant to section 30-1-12, Idaho Code, and by authority of its Board of Directors, does hereby appoint Earl T. Siler, of P.O. Box 565, Kelogg, Idaho as its Registered Agent in the State of Idaho, upon whom process issued by authority of or under any law of the State of Idaho may be served.

         IN WITNESS WHEREOF the corporation has caused this certificate to be executed and verified by its President (or Vice-President) on this 29th day of May, 1979.

                                        SILER EQUIPMENT SALES, INC.


                                        By: /s/ Earl T. Siler
                                            Earl T. Siler
                                            President

STATE OF IDAHO                      )
                                    ) ss.
COUNTY OF SHOSHONE                  )

         Subscribed and sworn to before me this 29th day of May, 1979.

                                        IN WITNESS WHEREOF, I have hereunto set
                                        my hand and affixed my seal.


                                       /s/ ____________________________________
                                                      Notary Public

                                 STATE OF IDAHO

                               DEPARTMENT OF STATE

                      CORPORATION REINSTATEMENT CERTIFICATE


         I, PETE. T. CENARRUSA, Secretary of State of the State of Idaho, and legal custodian of the corporation records of the State and collector of the annual corporation tax, do hereby certify that

                           SILER EQUIPMENT SALES, INC.

a corporation organized and existing under and by virtue of the laws of the State of Idaho with its principal place of business in Idaho located in Kellogg, Idaho, forfeited on the 30th day of November, 1974, its charter or authority to do business in the State of Idaho, because of failure to file an annual statement and pay the corporation license tax due the State of Idaho for the fiscal year ending June 30, 1975, as provided by Section 80-808, Idaho Code.

         AND FURTHER CERTIFY That the said corporation has subsequently and on the 13th day of January 1975, filed an annual statement and paid the corporation license tax and said corporation is therefore registered on the records of this office, and all the corporate rights which it enjoyed under the Constitution and Laws of the State of Idaho prior to the date of said forfeiture, are hereby restored.


                                                     IN  TESTIMONY   WHEREOF,  I
                                                     have  hereunto  set my hand
                                                     and  affixed the Great Seal
                                                     of the State. Done at Boise
                                                     City, the Capital of Idaho,
                                                     this  13th  day of  January
                                                     A.D., 1975.


                                                     ---------------------------
                                                              Secretary of State

                                 STATE OF IDAHO

                               DEPARTMENT OF STATE

                            CERTIFICATE OF AMENDMENT
                                       OF

                           SILER EQUIPMENT SALES, INC.
                               File Number C 29478

         I, PETE T. CENARRUSA, Secretary of State of the State of Idaho, hereby certify that duplicate originals of Articles of Amendment to the Articles of Incorporation of SILER EQUIPMENT SALES, INC. duly executed pursuant to the provisions of the Idaho Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY and by virtue of the authority vested in me by law, I issue this Certificate of Amendment to the Articles of Incorporation and attach hereto a duplicate original of the Articles of Amendment.

         Dated:   February 20, 1996


                                             /s/ Peter T. Cenarrusa
                                             ----------------------
                                               SECRETARY OF STATE


                                             By: /s/ Tonya Herold
                                                 --------------------
                                                     Tonya Herold

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION

                                       OF

                           SILER EQUIPMENT SALES, INC.

         Pursuant to the provisions of the Idaho Code, the following amendment to the Articles of Incorporation of Siler Equipment Sales, Inc., an Idaho corporation (the "Corporation"), was adopted by the shareholders of the Corporation on September 29, 1995, in the manner prescribed by the Idaho Code.

         FIRST: The Articles of Incorporation are hereby amended by adding a new
Article VIII to read as follows:

                                  "ARTICLE VIII
                                PREEMPTIVE RIGHTS

         No stockholder shall have any preemptive rights to acquire the Corporation's unissued shares and any and all such existing preemptive rights shall be extinguished." The number of shares of the Corporation outstanding at the time of adoption of the above amendment was 38,720, and the number of shares entitled to vote thereon was 38,720. As to the amendment set forth above, the number of shares consenting and voting For such amendment was 34,500, and the number of shares voting Against such amendment was -0-.

         DATED this 29th day of September, 1995.

                                                       /s/ Earl T. Siler
                                                       ------------------------
                                                       Earl T. Siler, President

                                                       /s/ Elaine Bebb
                                                       ------------------------
                                                       Elaine Bebb, Secretary

                                 ACKNOWLEDGEMENT

STATE OF IDAHO                      )
                                    : ss
COUNTY OF SHOSHONE                  )


         THE UNDERSIGNED, the President and Secretary respectively of Siler Equipment Sales, Inc., a corporation organized and existing under the laws of the State of Idaho, do hereby certify that at a Special Meeting of Shareholders of said Corporation properly called on September 29, 1995, the foregoing Amendment to the Articles of Incorporation of said Corporation was duly adopted and authorized by more than fifty percent (50%) of the issued and outstanding shares of said Corporation, which shares were properly represented and voted at said Meeting. Also that said Meeting was held pursuant to a resolution of the Board of Directors setting forth the amendment and directing that it be submitted to a vote at the Meeting, and that written notice of said Special Meeting setting forth the proposed amendment was given by first class mail to each shareholder of record entitled to vote thereon at least ten (10) days prior to the holding of the Meeting. The Undersigned further certify that the foregoing Amendment correctly sets forth the amendment adopted by the shareholders and correctly states the date of adoption thereof, the number of shares outstanding, the number of shares voted for the number of shares voted against such amendment.

                                                       /S/ Earl T. Siler
                                                       -----------------
                                                       EARL T. SILER, President

                                                      /s/ Elaine Bebb
                                                      ---------------
                                                      Elaine Bebb, Secretary

SUBSCRIBED AND SWORN to before me this 17th day of January, 1996.

                                                     /s/ Carol Stoddard
                                                     ------------------
                                                     NOTARY PUBLIC
                                                     Residing at: Kellogg

My Commission Expires:

4/3/98

                                 STATE OF IDAHO

                               DEPARTMENT OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                           SILER EQUIPMENT SALES, INC.
                               File Number C 29478


         I, PETER T. CENARRUSA, Secretary of State of the State of Idaho, hereby certify that duplicate originals of Articles of Amendment to the Articles of Incorporation of SILER EQUIPMENT SALES, INC., changing the corporate name to AMERICAN NETWORK TECHNOLOGIES, INC., duly executed pursuant to the provisions of the Idaho Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY and by virtue of the authority vested in me by law, I issue this Certificate of Amendment to the Articles of Incorporation and attach hereto a duplicate original of the Articles of Amendment.

         Dated: February 20, 1996


                                                       /s/ Peter T. Cenarrusa
                                                       ----------------------
                                                          SECRETARY OF STATE



                                                       By:   /s/ Tonya Herold
                                                             ------------------

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                           SILER EQUIPMENT SALES, INC.


         Pursuant to the provisions of the Idaho Code, the following amendment to the Articles of Incorporation of Siler Equipment Sales, Inc., an Idaho corporation (the "corporation"), was adopted by the shareholders of the Corporation on January 25, 1996, in the manner prescribed by the Idaho Code.

         FIRST: Article I of the Articles of Incorporation is hereby amended to read as follows:

                                       "I

         The name of the Corporation shall be American Network Technologies, Inc." SECOND: Article II of the Articles of Incorporation is hereby amended to read as follows:

                                       "II

         The purpose of this Corporation shall be to engage in any lawful act or activity for which a corporation may be organized under the Idaho Business Corporation Act." THIRD: Article III of the Articles of Incorporation is hereby amended read as follows:

                                      "III

         The aggregate number of shares which the Corporation shall have authority to issue is twenty million (20,000,000) shares of common stock, par value One Tenth of a Cent ($.001) per share, which shares shall be non-assessable.

         The number of shares of the Corporation outstanding at the time of adoption of the above amendments was 39,220, and the number of shares entitled to vote thereon was 39,220. As to each of the amendments set forth above, the number of shares consenting and voting For each such amendment was 33,570, and the number of shares voting Against each such amendment was -0-.

         Also approved at the meeting was the proposal to effect a twenty-six shares for one share forward stock split of the shares of the Company's common stock issued and outstanding at the time of the meeting. As a result of the forward stock split and amendment to Article III changing the capitalization from 100,000 shares of $1.00 par value stock to 20,000,000 shares of $.001 par value stock, the stated capital of the corporation was reduced by $38,200 to $1,020.

         DATED this 25th day of January, 1996.

                                                     /s/ Earl T. Siler
                                                     -----------------
                                                     EARL T. SILER, President


                                                     /s/ Elaine Bebb
                                                     --------------------
                                                     ELAINE BEBB, Secretary

                                 ACKNOWLEDGEMENT


STATE OF IDAHO       )
                     : ss
COUNTY OF SHOSHONE   )

         THE UNDERSIGNED, the President and Secretary respectively of Siler Equipment Sales, Inc., a corporation organized and existing under the laws of the State of Idaho, do hereby certify that at a Special Meeting of Shareholders of said Corporation properly called on January 25, 1996, the foregoing Amendment to the Articles of Incorporation for said Corporation was duly adopted and authorized by more than fifty percent (50%) of the issued and outstanding shares of said Corporation, which shares were properly represented and voted at said Meeting. Also that said Meeting was held pursuant to a resolution of the Board of Directors setting forth the amendments and directing that it be submitted to a vote at the Meeting, and that written notice of said Special Meeting setting forth the proposed amendments was given by first class mail to each shareholder of record entitled to vote thereon at least twenty (20) days prior to the holding of the Meeting. The Undersigned further certify that the foregoing Amendment correctly sets forth the amendments adopted by the shareholders and correctly states the date of adoption thereof, the number of shares outstanding, the number of shares voted for and the number of shares voted against each such amendment.



                                                     /s/ Earl T. Siler
                                                     -----------------
                                                     EARL T. SILER, President


                                                     /s/ Elaine Bebb
                                                     ---------------
                                                     ELAINE BEBB, Secretary


SUBSCRIBED AND SWORN to before me this 13 day of February, 1996.


                                                     /s/ Max G. Falker
                                                     --------------------
                                                     NOTARY PUBLIC
                                                     Residing at: Kellogg


My Commission Expires:

         6/8/99

                                 STATE OF IDAHO

                               DEPARTMENT OF STATE

                             CERTIFICATE OF EXCHANGE

         I, PETE T. CENARRUSA, Secretary of State of the State of Idaho, hereby certify that duplicate originals of Articles of Exchange of AMERICAN NETWORK TECHNOLOGIES, INC., an Idaho corporation, and AMERICAN NETWORK TECHNOLOGIES, INC., a New York corporation, duly executed pursuant to the provisions of the Idaho Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY and by virtue of the authority vested in me by law, I issue this certificate of exchange and attach hereto a duplicate original of the Articles of Exchange.

         Dated:   March 18, 1996



                                                          PETE T. CENARRUSA
                                                          -----------------
                                                          SECRETARY OF STATE


                                                          By: /s/ Sally T. Clark
                                                          ----------------------
                                                                  Sally T. Clark

                              ARTICLES OF EXCHANGE

                                       OF

                       AMERICAN NETWORK TECHNOLOGIES, INC.

                     (Formerly SILER EQUIPMENT SALES, INC.)

         Pursuant to the provisions of Section 30-1-74 of the Idaho Code, the following Articles of Exchange are hereby submitted by American Network Technologies, Inc., formerly Siler Equipment Sales, Inc. (the "Corporation"):

         1. On the 24th day of January, 1996, the Corporation entered into an Acquisition Agreement and Plan of Reorganization ("Acquisition Agreement") for an exchange of shares whereby the Corporation acquired all the issued and outstanding shares of capital stock of American Network Technologies, Inc., a New York corporation, in exchange for 3,020,160 shares of the Corporation's authorized but previously unissued Common Stock. The shares of the Corporation's Common Stock issued pursuant to the Acquisition Agreement represent effective control of the Corporation. Also, pursuant to the terms of the Acquisition Agreement, the Corporation changed its corporate name to American Network Technologies, Inc.

         2. At the Special Meeting in Lieu of Annual Meeting of Shareholders of the Corporation held January 25, 1996 (the "Meeting"), the shareholders of the Corporation ratified the Acquisition Agreement. At the time of the Meeting, the Corporation had issued and outstanding 39,220 shares of Common Stock. There were 33,570 shares represented at the Meeting in person and by proxy. Those shares voting in favor of the Acquisition Agreement were 33,570, and those shares voting against were -0-.

         3. Also at the Meeting, the shareholders ratified the proposals to (i) amend the Corporation's Articles of Incorporation to change the authorized capitalization to 20,000,000 shares of common stock, par value $.01 per share, and (ii) to effect a forward stock split of the Corporation's Common Stock outstanding immediately prior to the Meeting on a twenty-six (26) shares for one
(1) share basis.

         DATED this 25th day of January, 1996.

SILER EQUIPMENT SALES, INC.                     AMERICAN NETWORK
(n/k/a AMERICAN NETWORK                         TECHNOLOGIES, INC.
TECHNOLOGIES, INC.)


BY:/s/ Earl T. Siler                            BY: /s/ Illegible
ITS:     President                              ITS:     President



BY:/s/ Elaine Bebb                              BY: /s/ Illegible
ITS:     Secretary                              ITS:     Secretary

STATE OF IDAHO                      )
                                    ) ss
COUNTY OF SHOSHONE                  )

         THE UNDERSIGNED, the President and Secretary respectively of Siler Equipment Sales, Inc., now known as American Network Technologies, Inc., a corporation organized and existing under the laws of the State of Idaho, do hereby certify that at a Special Meeting in Lieu of Annual Meeting of Shareholders of said Corporation properly called and held on January 25, 1996, the proposal relating to the Acquisition Agreement in exchange for the issuance of the Corporation's securities, was duly ratified and authorized by more than fifty percent (50%) of the issued and outstanding shares of said Corporation, which shares were properly represented and voted at said Meeting. Also that said Meeting was held pursuant to a resolution of the Board of Directors setting forth the terms and conditions of the exchange of shares and that written notice of said Special Meeting setting forth the proposal was given by first class mail to each shareholder of record entitled to vote thereon at least twenty (20) days prior to the holding of the Meeting. The Undersigned further certify that the foregoing correctly sets forth the Acquisition Agreement approved by the shareholders and correctly states the date of adoption thereof, the number of shares outstanding, the number of shares voted for and the number of shares voted against such proposal.


                                        /S/ Earl T. Siler
                                        -----------------
                                        EARL T. SILER, President

                                        /s/ Elaine Bebb
                                        ---------------
                                        Elaine Bebb, Secretary

SUBSCRIBED AND SWORN to before me this 27th day of February, 1996.

                                        /s/ Carol Stoddard
                                        ------------------
                                        NOTARY PUBLIC
                                        Residing at: Kellogg, Idaho

My Commission Expires:

4/3/98

STATE OF NY           )
                      ) ss.
COUNTY OF             )

         THE UNDERSIGNED, the President and Secretary respectively of American Network Technologies, Inc., a corporation organized and existing under the laws of the State of New York, do hereby certify that at a Special Meeting of Shareholders of said Corporation, the transaction relating to the Acquisition Agreement was duly and unanimously ratified and authorized by 100 shares of the 100 shares of said American Network Technologies, Inc.'s common stock outstanding. The Undersigned further certify that the foregoing correctly sets forth the Acquisition Agreement approved by the shareholders and correctly states the date of adoption thereof, the number of shares outstanding, the number of shares voted for and the number of shares voted against such proposal.


                                                 /s/ Illegible
                                                 -------------
                                                             , President


                                                /s/ Illegible
                                                -------------
                                                            , Secretary

         I, a notary public, do hereby certify that on this 8th day of March, 1996, personally appeared before me RONALD NATHAN and _____________________, who, being by me first duly sworn, subscribed to and declared that they are the President and Secretary respectively of American Network Technologies, Inc., a New York corporation, and that they signed the foregoing document as President and Secretary of said corporation and that the statements contained therein are true.


                                                /s/ Illegible
                                                -------------
                                                NOTARY PUBLIC
                                                Residing at: __________________


My Commission Expires:

         3/20/2016

                                 STATE OF IDAHO

                               DEPARTMENT OF STATE


                      CORPORATION REINSTATEMENT CERTIFICATE


         I, PETE T. CENARRUSA, Secretary of State of the State of Idaho, do hereby certify that AMERICAN NETWORK TECHNOLOGIES, INC., file number C 29478, a corporation organized under the laws of the State of Idaho, forfeited its corporate powers or its right to do business in the State of Idaho on December 2, 1996.

         I FURTHER CERTIFY That the corporation has on June 13, 1997, been reinstated on the records of this office, and that its corporate powers or its right to do business in the State of Idaho are hereby restored.

         Dated:   June 13, 1997



                                        /s/ Peter T. Cenarrusa
                                        ----------------------
                                          SECRETARY OF STATE


                                       By: /s/ Tonya Herold
                                       --------------------
                                           Tonya Herold

                                 STATE OF IDAHO

                               DEPARTMENT OF STATE

                            CERTIFICATE OF AMENDMENT

                                       OF

                       AMERICAN NETWORK TECHNOLOGIES, INC.
                               File Number C 29478


         I, PETER T. CENARRUSA, Secretary of State of the State of Idaho, hereby certify that duplicate originals of Articles of Amendment to the Articles of Incorporation of AMERICAN NETWORK TECHNOLOGIES, INC., changing the corporate name to PIAZZTEC INTERNATIONAL, INC., duly executed pursuant to the provisions of the Idaho Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY and by virtue of the authority vested in me by law, I issue this Certificate of Amendment to the Articles of Incorporation and attach hereto a duplicate original of the Articles of Amendment.

         Dated: June 18, 1997

                                                     /s/ Peter T. Cenarrusa
                                                     ----------------------
                                                         SECRETARY OF STATE

                                                    By: /s/ Tonya Herold
                                                        --------------------
                                                        Tonya Herold

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                       AMERICAN NETWORK TECHNOLOGIES, INC.


         Pursuant to the provisions of the Idaho Code, the following amendment to the Articles of Incorporation of American Network Technologies, Inc., an Idaho corporation (the "corporation"), was adopted by the shareholders of the Corporation on June 9, 1997, in the manner prescribed by the Idaho Code.

         FIRST: Article I of the Articles of Incorporation is hereby amended to read as follows:

                                       "I

         The name of the Corporation shall be American Piazztec International, Inc." SECOND: Article II of the Articles of Incorporation is hereby amended to read as follows:

                                      "III

         The aggregate number of shares which the Corporation shall have authority to issue is twenty million (20,000,000) shares of common stock, par value One Tenth of a Cent ($.001) per share, and five million (5,000,000) shares of preferred stock, par value One-Tenth of a Cent ($.001) per share, which shares of preferred stock may be issued in various series and shall have preference as to dividends and to liquidation of the Corporation. The Board of Directors of the Corporation shall establish the specific rights, preferences, voting privileges and restrictions of such

         Preferred Stock, or any series thereof. All fully paid stock of the Corporation shall not be liable to call or assessment. Cumulative voting shall not prevail in any election by the stockholders of this Corporation.".

                  The number of shares of the Corporation outstanding at the time of adoption of the above amendments was 1,019,720, and the number of shares entitled to vote thereon was 1,019.720. As to each of the amendments set forth above, the number of shares consenting and voting For each such amendment was 828,760, and the number of shares voting Against each such amendment was -0-.

                  DATED this 9th day of June, 1997.

                                                     /s/ MATT OTT
                                                     ------------
                                                     MATT OTT, President


                                                     ---------------------------
                                                     GEOFF WILLIAMS, Secretary

                                 ACKNOWLEDGEMENT


STATE OF ______________)
                       : ss
COUNTY OF _____________)

         THE UNDERSIGNED, the President and Secretary respectively of American Network Technologies, Inc., a corporation organized and existing under the laws of the State of Idaho, do hereby certify that at a Special Meeting of Shareholders of said Corporation properly called on June 9, 1997, the foregoing Amendment to the Articles of Incorporation for said Corporation was duly adopted and authorized by more than fifty percent (50%) of the issued and outstanding shares of said Corporation, which shares were properly represented and voted at said Meeting. Also that said Meeting was held pursuant to a resolution of the Board of Directors setting forth the amendments and directing that it be submitted to a vote at the Meeting, and that written notice of said Special Meeting setting forth the proposed amendments was given by first class mail to each shareholder of record entitled to vote thereon at least twenty (20) days prior to the holding of the Meeting. The Undersigned further certify that the foregoing Amendment correctly sets forth the amendments adopted by the shareholders and correctly states the date of adoption thereof, the number of shares outstanding, the number of shares voted for and the number of shares voted against each such amendment.


                                                     /s/ MATT OTT
                                                     ------------
                                                     MATT OTT, President



                                                     GEOFF WILLIAMS, Secretary


SUBSCRIBED AND SWORN to before me this ___ day of ___________, 1997.


                                                     --------------------------
                                                     NOTARY PUBLIC
                                                     Residing at: ______________

My Commission Expires:

-------------------------

                           CERTIFICATE OF AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                          PIAZZTEC INTERNATIONAL, INC.


         THE UNDERSIGNED President and Secretary of Piazztec International, Inc., Idaho Corporation, pursuant to the provisions of Section 30-1-61 of the Idaho, Business Corporation Act, for the purpose of amending the Articles of Incorporation of said Corporation, do hereby certificate as follows:

         That the shareholders of said Corporation at its Special Meeting in Lieu of Annual Meeting of Shareholders duly convened and held on the 23rd day of February, 1998, adopted resolutions to amend the Articles of Incorporation of the Corporation as follows:

         (1) Article I of the Articles of Incorporation shall be amended to read as follows:

                                                    "Article I

         The name of the Corporation shall be Siler Ventures, Inc." The foregoing amendments to the Articles of Incorporation were duly adopted by the shareholders of the Corporation on the 23rd day of February, 1998.

         At the date of the Meeting of Shareholders, the number of shares of the Corporation's common stock outstanding and entitled to vote on the foregoing amendment to the Articles of Incorporation was ten million (5,537,248). A total of 5,305,535 shares voted FOR amendment (1) (representing approximately 96% of the issued and outstanding shares of the Corporation) and 0 shares voted AGAINST amendment (1) (representing approximately 0% of the issued and outstanding shares of the Corporation).

         DATED this 23rd day of February, 1998.

         The undersigned President of the Corporation hereby declare that the foregoing Certificate of Amendment to the Articles of Incorporation is true and correct to the best of their knowledge and belief.

/s/ Matt Ott                                         /s/ Geoff Williams
------------                                         ------------------
Matt Ott, President                                  Geoff Williams, Secretary

                                 STATE OF IDAHO

                               DEPARTMENT OF STATE


                      CORPORATION REINSTATEMENT CERTIFICATE


         I, PETE T. CENARRUSA, Secretary of State of the State of Idaho, do hereby certify that SILER VENTURES, INC., file number C 29478, a corporation organized under the laws of the State of Idaho, was administratively dissolved on February 10, 1999, for failure to file the required annual report form by the date due.

         I FURTHER CERTIFY That the corporation has on February 19, 1999, been reinstated on the records of this office, and that its corporate powers or its right to do business in the State of Idaho are hereby restored.

Dated:   February 19, 1999



                                             /s/ Peter T. Cenarrusa
                                             ----------------------


                                               SECRETARY OF STATE


                                             By: /s/ Lynette Dumont
                                                 ----------------------
                                                 Lynette Dumont

                          APPLICATION FOR REINSTATEMENT

                    TO THE SECRETARY OF STATE, STATE OF IDAHO


         1. The name of the Idaho corporation applying for reinstatement following administrative dissolution

                           CERTIFICATE OF AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                              SILER VENTURES, INC.


         THE UNDERSIGNED President and Secretary of Siler Ventures, Inc., an Idaho Corporation, pursuant to the provisions of Section 30-1-61 of the Idaho, Business Corporation Act, for the purpose of amending the Articles of Incorporation of said Corporation, do hereby certificate as follows:
         That the shareholders of said Corporation at its Special Meeting in Lieu of Annual Meeting of Shareholders duly convened and held on the 23rd day of February, 1999, adopted resolutions to amend the Articles of Incorporation of the Corporation as follows:

         (1) Article I of the Articles of Incorporation shall be amended to read as follows:

                                   "Article I

         The name of the Corporation shall be Flexemessaging.com, Inc."

         The foregoing amendments to the Articles of Incorporation were duly adopted by the shareholders of the Corporation on the 15th day of February, 1999.

         At the date of the Meeting of Shareholders, the number of shares of the Corporation's common stock outstanding and entitled to vote on the foregoing amendment to the Articles of Incorporation was 5,537,248. A total of 5,305,116 shares voted FOR amendment (1) (representing approximately 81% of the issued and outstanding shares of the Corporation) and 0 shares voted AGAINST amendment (1) (representing approximately 0% of the issued and outstanding shares of the Corporation).

         Also at the Special Meeting of Shareholders, the shareholder approved a reverse stock split on a 1-for-2 basis. This action resulted in a reduction of $2,768.62 in the Company's stated capital.

         DATED this 15th day of February, 1999.

         The undersigned President of the Corporation hereby declare that the foregoing Certificate of Amendment to the Articles of Incorporation is true and correct to the best of their knowledge and belief.

                                            /s/ Matt Ott
                                            ------------
                                            Matt Ott, President



                                       -2-